EXHIBIT 23

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included in, or incorporated by reference to, this Form 10-K into OSB Financial Corp.'s previously filed Registration Statement, File No. 33-52158.


                                 /s/ Wipfli Ullrich Bertelson LLP
                                ---------------------------------
                                     Wipfli Ullrich Bertelson LLP


Green Bay, Wisconsin
March 6, 1997